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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): November 13, 2000

                          THE SEIBELS BRUCE GROUP, INC.
             (Exact name of registrant as specified in its charter)

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
----------------------------- ----------------------------- --------------------
       South Carolina                     0-8804                  57-0672136
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)
----------------------------- ----------------------------- --------------------
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    1501 Lady Street (Post Office Box One), Columbia, South Carolina 29201(2)
    -------------------------------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (803) 748-2000
                                                           --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

In a press release dated November 13, 2000, The Seibels Bruce Group, Inc. (the "Company") announced that the Nasdaq Stock Market notified the Company that its common stock was delisted from the Nasdaq National Market effective at the close of the business day, November 13, 2000. Effective November 14, 2000, the Company will be listed on the NASD Over-the-Counter Bulletin Board under the symbol "SBIG." A copy of the Company's press release is attached to this Report on Form 8-K as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99    Press release dated November 13, 2000


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                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

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
                                       THE SEIBELS BRUCE GROUP, INC.
                                              (Registrant)



Date:  November 13, 2000               By: /s/ John E. Natili
                                          -----------------------------------
                                          John E. Natili
                                          Executive Vice President and Chief Operating Officer
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